MEDIZONE INTERNATIONAL, INC. AND SUBSIDIARIES
(A Development Stage Company)
Consolidated Balance Sheet

ASSETS
December 31, 2007
CURRENT ASSETS
Cash	$ -
Total Current Assets	-

PROPERTY AND EQUIPMENT (Net) (Notes 1 and 2)	-

OTHER ASSETS
Receivable from affiliate, net (Note 1)	-
Total Other Assets	-

TOTAL ASSETS	$ -

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable	$ 710,902
Due to shareholders (Note 7)	14,266
Stock deposits (Note 7)	110,100
Accrued expenses (Note 3)	2,271,217
Notes payable (Note 6)	280,491
Total Current Liabilities	3,386,976

CONTINGENT LIABILITIES (Note 4)	224,852

Total Liabilities	3,611,828

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, 250,000,000 shares authorized of $0.001 par value
161,170,387 shares issued and outstanding	161,170
Additional paid-in capital	15,805,487
Deficit accumulated during the development stage	(19,578,485)
Total Stockholders' Equity (Deficit)	(3,611,828)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$ -

MEDIZONE INTERNATIONAL, INC., AND SUBSIDIARIES
(A Development Stage Company)
Consolidated Statements of Operations
			From Inception
			on January 31,
	For the Years Ended		1986 Through
	December 31,		December 31,
	2007	2006	2007

REVENUES	$ -	$ -	$ 133,349

EXPENSES
Cost of sales	-	-	103,790
Research and development	-	-	2,685,788
General and administrative	260,100	286,721	15,042,126
Expense on extension of warrants (Note 5)	-	-	1,866,857
Bad debt expense	-	-	48,947
Depreciation and amortization	-	-	47,996
Total Expenses	260,100	286,721	19,795,504

Loss from Operations	(260,100)	(286,721)	(19,662,155)

OTHER INCOME (EXPENSES)
Minority interest in loss	-	-	26,091
Other income	-	-	19,780
Gain on sale of subsidiary (Note 1)	-	-	208,417
Interest expense	(34,013)	(43,832)	(1,065,356)

Total Other Income (Expenses)	(34,013)	(43,832)	(811,068)

LOSS BEFORE EXTRAORDINARY ITEMS	(294,113)	(330,553)	(20,473,223)

EXTRAORDINARY ITEMS
Lawsuit settlement (Note 4)	-	-	415,000
Debt forgiveness (Note 4)	-	-	479,738

Total Extraordinary Items	-	-	894,738

NET LOSS	$ (294,113)	$ (330,553)	$ (19,578,485)

BASIC LOSS PER SHARE	$ (0.00)	$ (0.00)

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING	161,170,387	161,170,387

MEDIZONE INTERNATIONAL, INC. AND SUBSIDIARIES
(A Development Stage Company)
Consolidated Statements of Stockholders' Equity (Deficit)
					Deficit
					Accumulated
				Additional	During the
	Common Stock			Paid-in	Development
	Shares	Amount	Subscribed	Capital	Stage
Balance, January 31, 1986 (inception)	-	$ -	$ -	$ -	$ -

Initial capitalization of Medizone -
Nevada at $0.03 per share	5,500,000	5,500	-	150,128	-

Common shares issued in acquisition
of Medizone - Delaware (Note 1)	37,500,000	37,500	-	(37,500)	-

Common stock issued for services
rendered in July 1986 at $0.10
per share	50,000	50	-	4,950	-

Common stock issued in conversion
of warrants during 1986 at $0.10
per share	7,814,600	7,815	-	773,645	-

Stock issuance costs	-	-	-	(105,312)	-

Net loss for the year ended
December 31, 1986	-	-	-	-	(796,068)
Balance, December 31, 1986	50,864,600	50,865	-	785,911	(796,068)

Common stock issued upon exercise
of warrants in January 1987 at $0.10
per share	2,600	2	-	257	-

Common stock issued for patent in
March 1987 at $0.69 per share	1,000,000	1,000	-	692,750	-

Common stock issued for cash in
June 1987 at an average price of
$0.16 per share	950,000	950	-	149,050	-

Common stock issued for services
in June and July 1987 at an
average price of $0.12 per share	203,167	203	-	24,314	-

Common stock issued through
exercise of options in August 1987
at $1.75 per share	250,000	250	-	437,250	-

Net loss for the year ended
December 31, 1987	-	-	-	-	(2,749,400)
Balance, December 31, 1987	53,270,367	$ 53,270	$ -	$ 2,089,532	$ (3,545,468)

MEDIZONE INTERNATIONAL, INC. AND SUBSIDIARIES
(A Development Stage Company)
Consolidated Statements of Stockholders' Equity (Deficit) (Continued)
					Deficit
					Accumulated
				Additional	During the
	Common Stock			Paid-in	Development
	Shares	Amount	Subscribed	Capital	Stage

Balance, December 31, 1987	53,270,367	$ 53,270	$ -	$ 2,089,532	$ (3,545,468)

Common stock issued through exercise
of options in January 1988 at $0.50
per share	200,000	200	-	99,800	-

Common stock issued for cash in
September 1988 at $0.08 per share	1,000,000	1,000	-	79,000	-

Common stock issued for services
at an average price of $0.23
per share	35,000	35	-	7,965	-

Additional capital contributed	-	-	-	174,126	-

Net loss for the year ended
December 31, 1988	-	-	-	-	(714,347)

Balance, December 31, 1988	54,505,367	54,505	-	2,450,423	(4,259,815)

Common stock issued for services
at an average price of $0.18 per
Share	261,889	262	-	46,363	-

Common stock issued for cash at
an average price of $0.05 per share	5,790,000	5,790	-	285,710	-

Common stock issued for services
and in lieu of outstanding debt at
an average price of $0.12 per share	4,749,532	4,750	-	578,978	-

Common stock issued upon exercise
of options at $0.16 per share	375,000	375	-	59,125	-

Net loss for the year ended
December 31, 1989	-	-	-	-	(862,051)

Balance, December 31, 1989	65,681,788	$ 65,682	$ -	$ 3,420,599	$ (5,121,866)

MEDIZONE INTERNATIONAL, INC. AND SUBSIDIARIES
(A Development Stage Company)
Consolidated Statements of Stockholders' Equity (Deficit) (Continued)
					Deficit
					Accumulated
				Additional	During the
	Common Stock			Paid-in	Development
	Shares	Amount	Subscribed	Capital	Stage

Balance, December 31, 1989	65,681,788	$ 65,682	$ -	$ 3,420,599	$ (5,121,866)

Common stock issued for services
at $0.10 per share	880,000	880	-	87,120	-

Common stock issued for cash at an
average price of $0.04 per share	4,250,000	4,250	-	175,250	-

Common stock issued for services
and in lieu of outstanding debt at
an average price of $0.06 per share	2,422,727	2,423	-	137,577	-

Additional capital contributed	-	-	-	100,000	-

Net loss for the year ended
December 31, 1990	-	-	-	-	(606,309)

Balance, December 31, 1990	73,234,515	73,235	-	3,920,546	(5,728,175)

Common stock issued for cash at an
average price of $0.07 per share	4,366,667	4,366	-	305,634	-

Common stock issued for services
At an average price of $0.17 per
Share	425,000	425	-	72,075	-

Common stock issued through
exercise of options at an average
price of $0.45 per share	450,000	450	-	204,050	-

Additional capital contributed	-	-	-	5,000	-

Net loss for the year ended
December 31, 1991	-	-	-	-	(1,220,152)

Balance, December 31, 1991	78,476,182	$ 78,476	$ -	$ 4,507,305	$ (6,948,327)

MEDIZONE INTERNATIONAL, INC. AND SUBSIDIARIES
(A Development Stage Company)
Consolidated Statements of Stockholders' Equity (Deficit) (Continued)
					Deficit
					Accumulated
				Additional	During the
	Common Stock			Paid-in	Development
	Shares	Amount	Subscribed	Capital	Stage

Balance, December 31, 1991	78,476,182	$ 78,476	$ -	$ 4,507,305	$ (6,948,327)

Common stock issued for services
at $0.20 per share	151,500	152	-	30,148	-

Common stock issued in lieu of
debt at $0.15 per share	250,000	250	-	37,250	-

Common stock issued for cash at
an average price of $0.16 per share	2,702,335	2,702	-	427,648	-

Common stock issued through
exercise of options at $0.50
per share	250,000	250	-	124,750	-

Additional capital contributed	-	-	-	81,100	-

Net loss for the year ended
December 31, 1992	-	-	-	-	(649,941)

Balance, December 31, 1992	81,830,017	81,830	-	5,208,201	(7,598,268)

Common stock issued for services
at an average price of $0.10
per share	5,347,219	5,347	-	542,859	-

Common stock issued for cash at
an average price of $0.18 per share	1,471,666	1,472	-	269,528	-

Common shares subscribed for
at $0.10 per share	-	-	2,619	259,296	-

Net loss for the year ended
December 31, 1993	-	-	-	-	(1,598,342)

Balance, December 31, 1993	88,648,902	$ 88,649	$ 2,619	$ 6,279,884	$ (9,196,610)

MEDIZONE INTERNATIONAL, INC. AND SUBSIDIARIES
(A Development Stage Company)
Consolidated Statements of Stockholders' Equity (Deficit) (Continued)
					Deficit
					Accumulated
				Additional	During the
	Common Stock			Paid-in	Development
	Shares	Amount	Subscribed	Capital	Stage

Balance, December 31, 1993	88,648,902	$ 88,649	$ 2,619	$ 6,279,884	$ (9,196,610)

Common stock issued for services
at $0.10 per share	1,431,590	1,431	-	141,727	-

Common shares subscribed for at
$0.10 per share	-	-	9,552	945,682	-

Common shares subscribed for as
cancellations of indebtedness at
$0.10 per share	-	-	417	41,234	-

Common shares subscribed for as
cancellation of indebtedness at
$0.18 per share	-	-	11,250	2,022,379	-

Issuance of subscribed stock	10,384,900	10,385	(10,385)	-	-

Issuance of shares in recognition
of disparity in purchase price in
Offering	1,125,834	1,126	-	(1,126)	-

Prior period adjustment	-	-	-	-	219,422

Net loss for the year ended
December 31, 1994	-	-	-	-	(1,126,315)

Balance, December 31, 1994	101,591,226	$ 101,591	$ 13,453	$ 9,429,780	$ (10,103,503)

MEDIZONE INTERNATIONAL, INC. AND SUBSIDIARIES
(A Development Stage Company)
Consolidated Statements of Stockholders' Equity (Deficit) (Continued)
					Deficit
					Accumulated
				Additional	During the
	Common Stock			Paid-in	Development
	Shares	Amount	Subscribed	Capital	Stage

Balance, December 31, 1994	101,591,226	$ 101,591	$13,453	$ 9,429,780	$ (10,103,503)

Redeemable common shares
converted to common stock	200,000	200	-	39,800	-

Common stock issued for services
at $0.10 per share	2,050,000	2,050	-	202,950	-

Issuance of subscribed stock	17,524,860	17,524	(17,524)	-	-

Cancellation of common shares	(1,242,727)	(1,242)	-	(70,563)	-

Common shares subscribed for at
$0.10 per share	-	-	9,118	902,707	-

Prior period adjustment	-	-	-	-	71,806

Additional capital contributed	-	-	-	50,000	-

Net loss for the year ended
December 31, 1995	-	-	-	-	(1,081,027)

Balance, December 31, 1995	120,123,359	120,123	5,047	10,554,674	(11,112,724)

Common stock issued for cash
at $0.10 per share	100,000	100	-	9,900	-

Common stock issued for services
At $0.10 per share	1,415,875	1,416	-	140,171	-

Issuance of subscribed stock	8,412,379	8,413	(8,413)	-	-

Common shares subscribed for
at $0.11 per share	-	-	6,456	718,991	-

Net loss for the year ended
December 31, 1996	-	-	-	-	(1,329,395)

Balance, December 31, 1996	130,051,613	$ 130,052	$ 3,090	$ 11,423,736	$ (12,442,119)

MEDIZONE INTERNATIONAL, INC. AND SUBSIDIARIES
(A Development Stage Company)
Consolidated Statements of Stockholders' Equity (Deficit) (Continued)
					Deficit
					Accumulated
				Additional	During the
	Common Stock			Paid-in	Development
	Shares	Amount	Subscribed	Capital	Stage
Balance, December 31, 1996	130,051,613	$ 130,052	$ 3,090	$ 11,423,736	$ (12,442,119)

Issuance of subscribed stock	3,089,680	3,090	(3,090)	-	-

Common shares subscribed for
at $0.07 per share	-	-	5,714	394,287	-

Common stock issued for services
at $0.10 per share	3,746,336	3,746	-	370,886	-

Net loss for the year ended
December 31, 1997	-	-	-	-	(775,559)

Balance, December 31, 1997	136,887,629	136,888	5,714	12,188,909	(13,217,678)

Common stock issued through
exercise of warrants at $0.07
per share	857,142	857	-	59,143	-

Common stock issued in lieu of
debt at $0.05 per share	864,747	865	-	42,372	-

Issuance of subscribed stock	5,714,286	5,714	(5,714)	-	-

Cancellation of common shares	(630,000)	(630)	-	630	-

Common stock issued for services
at $0.05 per share	3,465,000	3,465	-	169,786	-

Common stock issued for services
at $0.09 per share	750,000	750	-	63,785	-

Common stock issued in lieu of
debt at $0.09 per share	967,630	967	-	82,214	-

Common stock issued for services
at $0.08 per share	50,000	50	-	3,700	-

Net loss for the year ended
December 31, 1998	-	-	-	-	(565,761)

Balance, December 31, 1998	148,926,434	$ 148,926	$ -	$ 12,610,539	$ (13,783,439)

MEDIZONE INTERNATIONAL, INC. AND SUBSIDIARIES
(A Development Stage Company)
Consolidated Statements of Stockholders' Equity (Deficit) (Continued)
					Deficit
					Accumulated
				Additional	During the
	Common Stock			Paid-in	Development
	Shares	Amount	Subscribed	Capital	Stage
Balance, December 31, 1998	148,926,434	$ 148,926	$ -	$ 12,610,539	$ (13,783,439)

Common stock issued for services
at $0.07 per share	25,000	25	-	1,725	-

Common stock issued through exercise
of warrants at $0.07 per share	936,507	937	-	64,618	-

Additional expense for extension of
warrants below market value	-	-	-	123,389	-

Net loss for the year ended
December 31, 1999	-	-	-	-	(359,571)
Balance, December 31, 1999	149,887,941	149,888	-	12,800,271	(14,143,010)

Common stock issued through
exercise of warrants at $0.07 per share	3,142,857	3,143	-	216,857	-

Common stock issued for debt at
$0.11 per share	2,020,000	2,020	-	220,180	-

Common stock issued for debt at
$0.147 per share	95,000	95	-	13,905	-

Common stock issued for services
at $0.175 per share	350,000	350	-	60,900	-

Common stock issued for debt at
$0.20 per share	20,000	20	-	3,980	-

Common stock issued for debt at
$0.55 per share	100,000	100	-	54,900	-

Cancellation of common stock	(2,000,000)	(2,000)	-	2,000	-

Common stock issued for services
at $0.285 per share	300,000	300	-	85,200	-

Additional expense for extension of
warrants below market value	-	-	-	1,743,468	-

Net loss for the year ended
December 31, 2000	-	-	-	-	(2,187,138)
Balance, December 31, 2000	153,915,798	$ 153,916	$ -	$ 15,201,661	$ (16,330,148)

MEDIZONE INTERNATIONAL, INC. AND SUBSIDIARIES
(A Development Stage Company)
Consolidated Statements of Stockholders' Equity (Deficit) (Continued)
					Deficit
					Accumulated
				Additional	During the
	Common Stock			Paid-in	Development
	Shares	Amount	Subscribed	Capital	Stage

Balance, December 31, 2000	153,915,798	$ 153,916	$ -	$ 15,201,661	$ (16,330,148)

Common stock and warrants issued
for cash at $0.20 per share	500,000	500	-	99,500	-

Common stock and warrants issued
for cash at $0.15 per share	200,000	200	-	29,800	-

Common stock and warrants issued
for cash at $0.15 per share	166,666	167	-	24,818	-

Common stock and warrants issued
for cash at $0.18 per share	555,555	555	-	99,441	-

Net loss for the year ended
December 31, 2001	-	-	-	-	(716,054)

Balance, December 31, 2001	155,338,019	155,338	-	15,455,220	(17,046,202)

Common stock and warrants issued
for cash at $0.10 per share	1,000,000	1,000	-	99,000	-

Common stock issued for services
at $0.10 per share	230,000	230	-	22,770	-

Common stock issued for debt
at $0.10 per share	447,368	447	-	44,290	-

Common stock and warrants issued
for cash at $0.10 per share	250,000	250	-	24,750	-

Common stock issued for services
at $0.10 per share	480,000	480	-	47,520	-

Net loss for the year ended
December 31, 2002	-	-	-	-	(687,273)

Balance, December 31, 2002	157,745,387	$ 157,745	$ -	$ 15,693,550	$ (17,733,475)

MEDIZONE INTERNATIONAL, INC. AND SUBSIDIARIES
(A Development Stage Company)
Consolidated Statements of Stockholders' Equity (Deficit) (Continued)
					Deficit
					Accumulated
				Additional	During the
	Common Stock			Paid-in	Development
	Shares	Amount	Subscribed	Capital	Stage
Balance, December 31, 2002	157,745,387	$ 157,745	$ -	$ 15,693,550	$ (17,733,475)

Common stock issued in lieu of notes
payable at $0.05 per share	460,000	460	-	22,540	-

Common stock and warrants issued
for cash at $0.05 per share	400,000	400	-	19,600	-

Common stock and warrants issued
for cash at $0.05 per share	100,000	100	-	4,900	-

Common stock issued for services
at $0.05 per share	100,000	100	-	4,900	-

Common stock and warrants issued
for cash at $0.05 per share	165,000	165	-	8,085	-

Common stock and warrants issued
for cash at $0.05 per share	200,000	200	-	9,800	-

Common stock and warrants issued
for services at $0.02 per share	2,000,000	2,000	-	38,000	-

Net loss for the year ended
December 31, 2003	-	-	-	-	(522,796)

Balance, December 31, 2003	161,170,387	161,170	-	15,801,375	(18,256,271)

Net loss for the year ended
December 31, 2004	-	-	-	-	(371,395)

Balance, December 31, 2004	161,170,387	161,170	-	15,801,375	(18,627,666)

Net loss for the year ended
December 31, 2005	-	-	-	-	(326,153)

Balance, December 31, 2005	161,170,387	161,170	-	15,801,375	(18,953,819)

Common stock warrants granted (Note 5)	-	-	-	2,756	-

Additional capital contributed (Note 5)	-	-	-	1,356	-

Net loss for the year ended
December 31, 2006	-	-	-	-	(330,553)

Balance, December 31, 2006	161,170,387	$ 161,170	$ -	$ 15,805,487	$ (19,284,372)

MEDIZONE INTERNATIONAL, INC. AND SUBSIDIARIES
(A Development Stage Company)
Consolidated Statements of Stockholders' Equity (Deficit) (Continued)
					Deficit
					Accumulated
				Additional	During the
	Common Stock			Paid-in	Development
	Shares	Amount	Subscribed	Capital	Stage

Balance, December 31, 2006	161,170,387	$ 161,170	$ -	$ 15,805,487	$ (19,284,372)

Net loss for the year ended
December 31, 2007	-	-	-	-	(294,113)

Balance, December 31, 2007	161,170,387	$ 161,170	$ -	$ 15,805,487	$ (19,578,485)

MEDIZONE INTERNATIONAL, INC. AND SUBSIDIARIES
(A Development Stage Company)
Consolidated Statements of Cash Flows
			From Inception
			on January 31,
	For the Years Ended		1986 Through
	December 31,		December 31,
	2007	2006	2007
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$ (294,113)	$ 330,553)	$ (19,578,485)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation and amortization	-	-	47,996
Stock issued for services	-	-	3,131,916
Expense for extension of warrants below
market value	-	2,756	1,869,613
Bad debt expense	-	-	48,947
Minority interest in loss	-	-	(26,091)
Loss on disposal of assets	-	-	693,752
Gain on settlement of debt	-	-	(188,510)
Gain on lawsuit settlement	-	-	(415,000)
Changes in assets and liabilities:
(Increase) in prepaid expenses and deposits	-	-	(48,947)
Increase in accounts payable	52,358	71,829	1,330,284
Increase in accrued expenses	241,718	214,439	2,694,240
Net Cash Used by Operating Activities	(37)	(41,529)	(10,440,285)

CASH FLOWS FROM INVESTING ACTIVITIES:
Organization costs	-	-	(8,904)
Purchase of fixed assets	-	-	(39,090)
Net Cash Used by Investing Activities	-	-	(47,994)

CASH FLOWS FROM FINANCING ACTIVITIES:
Bank overdraft	-	(6,475)	-
Proceeds from lawsuit settlement	-	-	415,000
Principal payments on notes payable	-	-	(192,774)
Cash received from notes payable	-	-	1,129,518
Advances from shareholders	35	5,550	36,067
Payment on shareholder advances	-	(10,458)	(16,515)
Capital contributions	-	1,356	423,203
Stock issuance costs	-	-	(105,312)
Increase in minority interest	-	-	14,470
Increase in stock deposits	-	41,100	110,100
Issuance of common stock for cash	-	-	8,674,522
Net Cash Provided by Financing Activities	35	41,531	10,488,279
NET INCREASE (DECREASE) IN CASH	(2)	2	-
CASH AT BEGINNING OF PERIOD	2	-	-
CASH AT END OF PERIOD	$ -	$ 2	$ -

MEDIZONE INTERNATIONAL, INC. AND SUBSIDIARIES
(A Development Stage Company)
Consolidated Statements of Cash Flows (Continued)
From Inception
on January 31,
	For the Years Ended		1986 Through
	December 31,		December 31,
	2007	2006	2007

SUPPLEMENTAL CASH FLOW INFORMATION

CASH PAID FOR:

Interest	$ -	$ -	$ 26,483
Income taxes	$ -	$ -	$ -

NON-CASH FINANCING ACTIVITIES

Stock issued for services	$ -	$ -	$ 3,131,916
Stock issued for conversion of debt	$ -	$ -	$ 4,139,230
Stock issued for license agreement and patent	$ -	$ -	$ 693,752